UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 205490

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-16581	23-2453088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania	19102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
SOVEREIGN BANCORP, INC. 2004 BROAD-BASED STOCK INCENTIVE PLAN
FORM OF INCENTIVE STOCK OPTION AGREEMENT UNDER THE 2004 PLAN
FORM OF NONQUALIFIED STOCK OPTION AGREEMENT UNDER THE 2004 PLAN
FORM OF RESTRICTED STOCK AGREEMENT UNDER THE 2004 PLAN
FORM OF INCENTIVE STOCK OPTION AGREEMENT UNDER THE SOVEREIGN BANCORP, INC. 2001 STOCK INCENTIVE PLAN
FORM OF NONQUALIFIED STOCK OPTION AGREEMENT UNDER THE 2001 PLAN
FORM OF RESTRICTED STOCK AGREEMENT UNDER THE 2001 PLAN
FORM OF NONQUALIFIED STOCK OPTION AGREEMENT UNDER THE SOVEREIGN BANCORP, INC. 1997 NON-EMPLOYEE DIRECTOR'S STOCK OPTION PLAN
FORM OF INCENTIVE STOCK OPTION AGREEMENT UNDER THE SOVEREIGN BANCORP, INC. 1996 STOCK OPTION PLAN
FORM OF NONQUALIFIED STOCK OPTION AGREEMENT UNDER THE 1996 PLAN
FORM OF INCENTIVE STOCK OPTION AGREEMENT UNDER THE SOVEREIGN BANCORP, INC. 1993 STOCK OPTION PLAN
FORM OF NONQUALIFIED STOCK OPTION AGREEMENT UNDER THE 1993 PLAN
FORM OF INCENTIVE STOCK OPTION AGREEMENT UNDER THE SOVEREIGN BANCORP, INC. 1986 STOCK OPTION PLAN
SOVEREIGN BANCORP, INC. BONUS RECOGNITION AND RETENTION PLAN
FORM OF DEFERRAL AGREEMENT UNDER THE SOVEREIGN BANCORP, INC., BONUS RECOGNITION AND RETENTION PLAN
SOVEREIGN BANCORP, INC. LEADERS INCENTIVE PLAN
SOVEREIGN BANCORP, INC. SENIOR OFFICERS BONUS AWARD PROGRAM
SOVEREIGN BANCORP, INC. NON-EMPLOYEE DIRECTORS BONUS AWARD PROGRAM

Item 1.01 Entry into a Material Definitive Agreement

2004 CEO Annual Bonus Award

     On February 16, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) approved the payment of a total cash bonus of $1,500,000 under Sovereign’s regular annual incentive-based bonus program to its CEO for 2004, of which $750,000 will be paid in cash and $750,000 will be deferred in accordance with the terms of the Sovereign Bancorp, Inc. Bonus Recognition and Retention Program (the “Bonus Deferral Program”). This award is based on the Compensation Committee’s determination that the performance criteria, set by the Compensation Committee in February 2004, for payment of the bonus were satisfied. The bonus was based on achievement of performance criteria related to Sovereign’s operating earnings and asset quality for 2004 and Sovereign’s regulatory capital level as of December 31, 2004.

     Under the terms of the Bonus Deferral Program, Sovereign will make a 100% matching contribution to this deferral amount. Both the deferral and match amounts are subject to a five-year cliff-vesting schedule and are subject to a substantial risk of forfeiture until vested. Both the deferral and the match are invested in Sovereign common stock.

2005 CEO Annual Performance Goals for Bonus

     On February 16, 2005, the Compensation Committee established potential cash bonus amounts and related performance criteria under Sovereign’s regular annual CEO incentive-based program for 2005. The target total cash bonus under this annual program is based on attainment of performance criteria for 2005 relating to Sovereign’s operating earnings and asset quality, as well as Sovereign’s progress, as evaluated by the Compensation Committee, with respect to Sovereign’s other critical success factors, which such factors include, among other things, margin expansion in line with Sovereign’s interest rate risk management philosophy, revenue growth greater than expense growth, development of talent, and continuous improvement in sales and customer service.

     The terms of the CEO’s total cash bonus award for 2005 under this regular, annual program require that, if the performance criteria are achieved, the CEO must defer 50% of this award pursuant to the terms of the Bonus Deferral Program. Under the terms of the Bonus Deferral Program, Sovereign will make a 100% matching contribution to this deferral amount. Both the deferral and match amounts are subject to a five-year cliff-vesting schedule and are subject to a substantial risk of forfeiture until vested. Both the deferral and the match are invested in Sovereign common stock.

     If the performance criteria in the judgment of the Compensation Committee are not satisfied, the Compensation Committee may, in its discretion, determine whether the CEO will be paid a bonus or other incentive compensation. In exercising this discretion, the Compensation Committee will analyze the facts and circumstances to determine the amount and form of such bonus or incentive compensation, if any.

2004 Bonuses for Certain Executives

     On February 16, 2005, the Compensation Committee recommended, and the Board approved, the payment of cash bonuses to certain employees of Sovereign (but not the CEO) under the Sovereign Bancorp, Inc. Leaders Incentive Plan (the “2004 LIP”), as in effect for 2004, based on certain performance criteria set by the Compensation Committee at its February 2004 meeting. The performance criteria consisted of (i) a corporate performance factor, which was based upon earnings per share goals set by the Compensation Committee and (ii) an individual performance factor, which, among other things, was determined for each participant in accordance with guidelines set forth in the Company’s Performance Management Program. The Compensation Committee determined that both the corporate performance factors and individual performance factors were achieved with respect to each of Messrs. Campanelli, Hamill, Hogan, and Thompson, who received cash bonuses of $266,667, $233,333, $266,667, and $266,667, respectively.

     Messrs. Campanelli, Hamill, and Hogan elected to defer 50% of their cash bonus amounts under the terms of the Bonus Deferral Program. Under the terms of the Bonus Deferral Program, Sovereign made a 100% matching contribution to this deferral amount. Both the deferral and match amounts are subject to a five-year cliff-vesting schedule and are subject to a substantial risk of forfeiture until vested. Both the deferral and the match are invested in Sovereign common stock. Mr. Thompson did not elect to participate in the Bonus Deferral Program in 2004.

Leaders Incentive Plan for 2005

     On February 16, 2005, the Board approved an amendment to the Sovereign Bancorp, Inc. Leaders Incentive Plan (the “2005 LIP”) setting forth certain performance criteria under which potential awards to certain Sovereign employees (but not the CEO) will be based in 2005. These performance criteria consist of (i) a corporate performance factor, which is based upon earnings per share goals set by the Compensation Committee and (ii) an individual performance factor, which, among other things, is determined for each participant in accordance with guidelines set forth in the Company’s Performance Management Program.

     The Compensation Committee may, in circumstances it deems appropriate, waive strict application of any provision of the 2005 LIP, including eligibility for participation.

Senior Officers Bonus Award Program and Non-Employee Directors Bonus Award Program

     On February 16, 2005, the Board approved amendments to the Sovereign Bancorp, Inc. Senior Officers Bonus Award Program (the “Senior Officers Bonus Award Program”) and the Sovereign Bancorp, Inc. Non-Employee Directors Bonus Award Program (the “Non-Employee Directors Bonus Award Program”). The amendment to the Senior Officers Bonus Award Program effectively limits the potential bonus payable each year under the Program for 2005, 2006, 2007, and 2008 to $225,500. The amendment to the Non-Employee Directors Bonus Award Program effectively limits the potential bonus payable each year under the Program for 2005, 2006, and 2007 to $112,750.

     Both the Senior Officers Bonus Award Program and the Non-Employee Directors Bonus Award Program provide that, in the event that any of the pre-established financial goals set forth in such Program are not satisfied for a particular year, the Compensation Committee may nonetheless determine, after a review of all the relevant facts and circumstances, that an award (or portion thereof) for that year is considered earned.

     Copies of the Senior Officers Bonus Award Program, the Non-Employee Directors Bonus Award Program, and the 2005 LIP are filed as exhibits to this Form 8-K. In addition, the Company has filed certain of its other management compensatory plans and forms of agreements as exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

     The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Sovereign Bancorp, Inc. 2004 Broad-Based Stock Incentive Plan (the “2004 Plan”)

10.2	Form of Incentive Stock Option Agreement under the 2004 Plan

10.3	Form of Nonqualified Stock Option Agreement under the 2004 Plan

10.4	Form of Restricted Stock Agreement under the 2004 Plan

10.5	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 2001 Stock Incentive Plan (the “2001 Plan”)

10.6	Form of Nonqualified Stock Option Agreement under the 2001 Plan

10.7	Form of Restricted Stock Agreement under the 2001 Plan

10.8	Form of Nonqualified Stock Option Agreement under the Sovereign Bancorp, Inc. 1997 Non-Employee Directors’ Stock Option Plan

10.9	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 1996 Stock Option Plan (the “1996 Plan”)

10.10	Form of Nonqualified Stock Option Agreement under the 1996 Plan

10.11	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 1993 Stock Option Plan (the “1993 Plan”)

Exhibit No.	Description
10.12	Form of Nonqualified Stock Option Agreement under the 1993 Plan

10.13	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 1986 Stock Option Plan

10.14	Sovereign Bancorp, Inc. Bonus Recognition and Retention Program

10.15	Form of Deferral Agreement under the Sovereign Bancorp, Inc. Bonus Recognition and Retention Program

10.16	Sovereign Bancorp, Inc. 2005 Leaders Incentive Plan

10.17	Sovereign Bancorp, Inc. Senior Officers Bonus Award Program

10.18	Sovereign Bancorp, Inc. Non-Employee Directors Bonus Award Program

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC. (Registrant)

Dated: February 18, 2005	/s/ James D. Hogan

James D. Hogan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sovereign Bancorp, Inc. 2004 Broad-Based Stock Incentive Plan (the “2004 Plan”)

10.2	Form of Incentive Stock Option Agreement under the 2004 Plan

10.3	Form of Nonqualified Stock Option Agreement under the 2004 Plan

10.4	Form of Restricted Stock Agreement under the 2004 Plan

10.5	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 2001 Stock Incentive Plan (the “2001 Plan”)

10.6	Form of Nonqualified Stock Option Agreement under the 2001 Plan

10.7	Form of Restricted Stock Agreement under the 2001 Plan

10.8	Form of Nonqualified Stock Option Agreement under the Sovereign Bancorp, Inc. 1997 Non-Employee Directors’ Stock Option Plan

10.9	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 1996 Stock Option Plan (the “1996 Plan”)

10.10	Form of Nonqualified Stock Option Agreement under the 1996 Plan

10.11	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 1993 Stock Option Plan (the “1993 Plan”)

10.12	Form of Nonqualified Stock Option Agreement under the 1993 Plan

10.13	Form of Incentive Stock Option Agreement under the Sovereign Bancorp, Inc. 1986 Stock Option Plan

10.14	Sovereign Bancorp, Inc. Bonus Recognition and Retention Program

10.15	Form of Deferral Agreement under the Sovereign Bancorp, Inc. Bonus Recognition and Retention Program

10.16	Sovereign Bancorp, Inc. 2005 Leaders Incentive Plan

10.17	Sovereign Bancorp, Inc. Senior Officers Bonus Award Program

10.18	Sovereign Bancorp, Inc. Non-Employee Directors Bonus Award Program